UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 15, 2011

NeuStar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

21575 Ridgetop Circle Sterling, Virginia		20166
(Address of principal executive offices)		(Zip Code)

(571) 434-5400

(Registrant’s telephone number, including area code.)

(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 15, 2011, Neustar posted to its investor relations section of its website a slide presentation that provides supplemental financial information regarding the closing of the Targus Information Corporation acquisition and the new credit facility. The slide presentation updates the presentation regarding the acquisition furnished as Exhibit 99.3 to Neustar’s Current Report or Form 8-K filed with the Securities and Exchange Commission on October 11, 2011 by, among other things, updating information regarding estimated financing and transaction costs and includes certain selected pro forma information that reflects the financial results of the combined company. The slide presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

The information in this Current Report under Item 7.01, including the exhibit attached hereto related to Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Supplemental Acquisition Transaction Slides, dated November 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2011	NEUSTAR, INC.

	By:	/s/ Paul S Lalljie
Name: Paul S Lalljie
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Supplemental Acquisition Transaction Slides, dated November 15, 2011.